Exhibit 32
SECTION 1350 CERTIFICATION
In reference to this annual report on Form 10-K of Stericycle, Inc. we, Cindy J. Miller, Chief Executive Officer of the registrant, and Janet H. Zelenka, Chief Financial Officer of the registrant, certify as follows, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002):
(a)    the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and
(b)    the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 23, 2023
/s/ Cindy J. Miller
Cindy J. Miller
President and Chief Executive Officer
Stericycle, Inc.

/s/ Janet H. Zelenka
Janet H. Zelenka
Executive Vice President, Chief Financial Officer, and Chief Information Officer
Stericycle, Inc.